EXHIBIT 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of April 16, 2021 (this “Third Amendment”), by and among ExlService Holdings, Inc., a Delaware corporation (the “Borrower”), each other Loan Party (as defined in the Credit Agreement referred to below), Citibank, N.A., as administrative agent (the “Administrative Agent”), and certain Lenders (as defined below) party to the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, each Loan Party, each lender from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement, dated as of November 21, 2017 (as amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, including pursuant to that certain First Amendment to Credit Agreement, dated as of July 2, 2018, and pursuant to that certain Second Amendment to Credit Agreement, dated as of October 1, 2018, the “Credit Agreement”) (capitalized terms not otherwise defined in this Third Amendment have the same meanings assigned thereto in the Credit Agreement);

WHEREAS, pursuant to Section 9.02 of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended as more fully described herein and the Required Lenders are so willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment to Credit Agreement.

(a)            Section 6.01(m) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(m)         Indebtedness or Guarantees incurred in the ordinary course of business in connection with cash pooling, netting and cash management arrangements consisting of overdrafts or similar arrangements, provided that any such Indebtedness is owed to the financial institutions providing such arrangements and such Indebtedness is extinguished in accordance with the terms of such arrangement;”

(b)            Section 6.07(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)            Restricted Payments paid in cash to shareholders of the Borrower, whether in connection with a share buyback plan or otherwise in an amount not to exceed $125,000,000 for any calendar year, so long as no Event of Default has occurred and is continuing;”

SECTION 2. Representations and Warranties. The Borrower and the other Loan Parties hereby represent and warrant on the Third Amendment Effective Date that:

(a)            The execution, delivery and performance by the Loan Parties of the Third Amendment is within each Loan Party’s corporate or limited liability company powers, as the case may be, and have been duly authorized by all necessary corporate or limited liability company and, if required, stockholder or member action.

(b)            The Third Amendment has been duly executed and delivered by the Loan Parties and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)            The execution, delivery and performance by the Loan Parties of the Third Amendment (i) do not, on the part of any Loan Party or any of its Subsidiaries, require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (ii) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries any order of any Governmental Authority, (iii) will not violate or result in a default under, or give rise to a right to require any payment to be made by any Loan Party or any of its Subsidiaries under, (A) any indenture or loan agreement, in each case, evidencing Indebtedness in excess of $2 million, (B) any Swap Agreement or (C) any other material agreement, in each case which is binding upon any Loan Party or any of its Subsidiaries or its assets, and (iv) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents, in each case of clauses (i), (ii) or (iii)(C), except as would not reasonably be expected to result in a Material Adverse Effect.

(d)            At the time of and immediately after the Third Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

(e)            The representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties are true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects.

SECTION 3. Conditions of Effectiveness of the Third Amendment. This Third Amendment shall become effective as of the date on which the following conditions shall have been satisfied (or waived) (the “Third Amendment Effective Date”):

(a)            the Administrative Agent (or its counsel) shall have received counterparts to this Third Amendment, duly executed by (i) the Borrower and the other Loan Parties and (ii) the Lenders constituting Required Lenders;

(b)            at the time of and immediately after the Third Amendment Effective Date, no Default or Event of Default shall have occurred or be continuing; and

(c)            the representations and warranties of each Loan Party set forth in the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except that (i) to the extent that such representations and warranties specifically refer to an earlier date, such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects.

SECTION 4. Reference to and Effect on the Credit Agreement and the other Loan Documents.

(a)            On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

(b)            The Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)            The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the Third Amendment Effective Date, this Third Amendment shall for all purposes constitute a Loan Document.

(d)            This Third Amendment shall not extinguish the Loans or any other Obligations outstanding under the Credit Agreement. Nothing contained herein shall be construed as a substitution or novation of the Loans or any other Obligations outstanding under the Credit Agreement, which shall remain outstanding after the Third Amendment Effective Date as modified hereby.

(e)            The Borrower expressly acknowledges and agrees that (i) there has not been, and this Third Amendment does not constitute or establish, a novation with respect to the Credit Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof and (ii) nothing in this Third Amendment shall affect or limit the Administrative Agent’s or Lenders’ right to demand payment of liabilities owing from Borrower to Administrative Agent or the Lenders under, or to demand strict performance of the terms, provisions and conditions of, the Credit Agreement and the other Loan Documents, to exercise any and all rights, powers, and remedies under the Credit Agreement or the other Loan Documents or at law or in equity, or to do any and all of the foregoing, immediately at any time after the occurrence and continuance of an Event of Default under the Credit Agreement or the other Loan Documents.

SECTION 5. Reaffirmation. Each of the Borrower and each other Loan Party hereby (a) reaffirms its obligations under the Credit Agreement and each other Loan Document to which it is a party, in each case as amended by this Third Amendment, (b) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for the benefit of the Secured Parties) pursuant to the Loan Documents and (c) acknowledges and agrees that the grants of security interests by and the guarantees of the Loan Parties contained in the Loan Documents are, and shall remain, in full force and effect immediately after giving effect to this Third Amendment.

SECTION 6. Costs and Expenses. The Borrower hereby agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Third Amendment in accordance with, and to the extent required by, the terms and conditions of Section 9.03 of the Credit Agreement.

SECTION 7. Execution in Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Third Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Third Amendment and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8. Governing Law.

(a)            This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York

(b)            Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York in any action or proceeding arising out of or relating to this Third Amendment or the transactions contemplated hereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Third Amendment shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Third Amendment or the transactions contemplated hereby against any Loan Party or its properties in the courts of any jurisdiction.

(c)            Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Third Amendment and the transactions contemplated hereby in any court referred to in clause (b) of this Section 8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

SECTION 9. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS THIRD AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.

SECTION 10. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Third Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

EXLSERVICE HOLDINGS, INC.,
as Borrower

By:	/s/ MAURIZIO NICOLELLI
Name: Maurizio Nicolelli
Title: CFO

EXLSERVICE.COM, LLC,
as a Loan Guarantor

By:	/s/ MAURIZIO NICOLELLI
Name: Maurizio Nicolelli
Title: CFO

EXLSERVICE TECHNOLOGY SOLUTIONS, LLC,
as a Loan Guarantor

By:	/s/ MAURIZIO NICOLELLI
Name: Maurizio Nicolelli
Title: CFO

BUSINESS PROCESS OUTSOURCING, LLC,
as a Loan Guarantor

By:	/s/ MAURIZIO NICOLELLI
Name: Maurizio Nicolelli
Title: CFO

OUTSOURCE PARTNERS INTERNATIONAL INC.,
as a Loan Guarantor

By:	/s/ MAURIZIO NICOLELLI
Name: Maurizio Nicolelli
Title: CFO

OVERLAND SOLUTIONS, LLC,
as a Loan Guarantor

By:	/s/ MAURIZIO NICOLELLI
Name: Maurizio Nicolelli
Title: CFO

[Signature Page to Third Amendment to Credit Agreement (EXL 2021)]

CITIBANK, N.A.,
individually as a Lender and as Administrative Agent

By:	/s/ LINDA TAM
Name: Linda Tam
Title: Senior Vice President

[Signature Page to Third Amendment to Credit Agreement (EXL 2021)]

PNC BANK, N.A.,
as a Lender

By:	/s/ MICHAEL RICHARDS
Name: Michael Richards
Title: SVP & Managing Director

[Signature Page to Third Amendment to Credit Agreement (EXL 2021)]

JPMORGAN CHASE BANK, NA,
as a Lender

By:	/s/ GINA FRANCESCHINI
Name: Gina Franceschini
Title: Authorized Officer

[Signature Page to Third Amendment to Credit Agreement (EXL 2021)]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ JANA L. BAKER
Name: Jana L. Baker
Title: Senior Vice President

[Signature Page to Third Amendment to Credit Agreement (EXL 2021)]

TD BANK, N.A.,
as a Lender

By:	/s/ STEVE LEVI
Name: Steve Levi
Title: Senior Vice President

[Signature Page to Third Amendment to Credit Agreement (EXL 2021)]